BLACKROCK INDEX FUNDS, INC.

iShares MSCI EAFE International Index Fund

iShares Russell 2000 Small-Cap Index Fund

(each a “Fund”)

Supplement dated June 13, 2018 to the

Statement of Additional Information dated April 30, 2018, as supplemented to date

Effective immediately, the following change is made to each Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “Part I: Investment Objectives and Policies” is amended to reflect that each Fund may invest in contracts for difference, as follows:

	Russell 2000 Small-Cap Index Fund	MSCI EAFE International Index Fund
Contracts for Difference	X	X

Shareholders should retain this Supplement for future reference.

SAI-19003-0618SUP